UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

MATIV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 Kimball Place, Suite 600
Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2023, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission and related requirements and a periodic review of the By-Laws (the “By-Laws”) of Mativ Holdings, Inc. (the “Company”), the Board of Directors (the “Board”) of the Company amended and restated the Company’s By-Laws, effective as of the same date. The amendments, among other matters:

•

require any stockholder submitting a nomination notice to make a representation that such stockholder intends to solicit proxies in support of its nominees from the holders of at least 67% of the outstanding shares of the Company’s common stock in compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended;

•	require any stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white;

•	require the inclusion of certain additional information from a stockholder submitting a nomination or a proposal, as well as updates to this information prior to any stockholder meeting;

•	authorize the chairman of stockholder meetings to adjourn a stockholder meeting, whether or not a quorum is present; and

•	make various other conforming, technical and ministerial changes.

The foregoing summary description of the amendments to the By-Laws is qualified in its entirety by reference to the complete text of the By-Laws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.1	By-Laws, dated September 21, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.

By:	/s/ Mark W. Johnson
Mark W. Johnson
Chief Legal Officer, General Counsel and Secretary

Dated: September 22, 2023